Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This second AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 9, 2012, by and among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”), and LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware (collectively with the Trust and LCIF, the “Borrowers” and each a “Borrower”), each of the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”).

WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of January 13, 2012 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended by deleting the word “and” at the end of 9.2(f), restating Section 9.2(g) in its entirety as follows and adding the following new subsections (h) and (i) immediately following Section 9.2(g):

(g)    The Trust may redeem or repurchase its Preferred Equity Interests, at par or at a discount;

(h)    The Trust may declare and make Restricted Payments to the extent paid and payable solely in Equity Interests (other than Mandatorily Redeemable Stock) of the Trust; and

(i)    The Trust may make Restricted Payments in the form of cash payments to holders of securities convertible into or exchangeable for common stock of the Trust in connection with the Trust's acquisition of such securities in an aggregate amount not to exceed $20,000,000.00 during the term of this Agreement.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)    A counterpart of this Amendment duly executed by the Borrowers and the Lenders;

(b)    A Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)    Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Representations. Each Borrower represents and warrants to the Agent and each Lender as follows:

(a)    Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrowers to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys' fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE (INCLUDING, FOR SUCH PURPOSE, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK).

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

LEXINGTON REALTY TRUST

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.
LEPERCQ CORPORATE INCOME FUND II L.P.

Each By: LEX GP-1 Trust, its sole general partner

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Vice President

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement with Lexington Realty Trust et al.]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Jane E. McGrath
	Name:	Jane E. McGrath
	Title:	Vice President

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement with Lexington Realty Trust et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

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U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

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BANK OF AMERICA, N.A.

By:	/s/ Kurt Mathison
	Name:	Kurt Mathison
	Title:	Senior Vice President

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PNC BANK N.A.

By:	/s/ Luis Donoso
	Name:	Luis Donoso
	Title:	Vice President

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REGIONS BANK

By:	/s/ Kerri L. Raines
	Name:	Kerri L. Raines
	Title:	Vice President

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ROYAL BANK OF CANADA

By:	/s/ Joshua Freedman
	Name:	Joshua Freedman
	Title:	Authorized Signatory

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RBS CITIZENS, N.A. d/b/a CHARTER ONE

By:
Name:
Title:

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BARCLAYS BANK PLC

By:	/s/ Michael Mozer
	Name:	Michael Mozer
	Title:	Vice President

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FIFTH THIRD BANK

By:
Name:
Title:

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CAPITAL ONE, N.A.

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement with Lexington Realty Trust et al.]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ahaz A. Armstrong
	Name:	Ahaz A. Armstrong
	Title:	Assistant Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement with Lexington Realty Trust et al.]

TD BANK, N.A.

By:	/s/ Brian S. Welch
	Name:	Brian S. Welch
	Title:	Sr. Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of October ___, 2012 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Lexington Realty Trust, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), Lepercq Corporate Income Fund L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”), and Lepercq Corporate Income Fund II L.P., a limited partnership formed under the laws of the State of Delaware (collectively with the Trust and LCIF, the “Borrowers” and each a “Borrower”), the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of January 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrowers' obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Agent and the Lenders are to enter into a Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE (INCLUDING, FOR SUCH PURPOSE, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK)..

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

GUARANTORS:

LEX GP-1 TRUST

By:
Name:	Joseph S. Bonventre
Title:	Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By:     Lepercq Corporate Income Fund II L.P.,
its sole general partner

By:     Lex GP-1 Trust, its sole general partner

By:
Name:	Joseph S. Bonventre
Title:	Vice President

LSAC OPERATING PARTNERSHIP L.P.

By:     LSAC General Partner LLC, its sole general partner

By:     LRA Manager Corp., its manager

By:
Name:	Joseph S. Bonventre
Title:	Vice President

LXP I, L.P.

By:     LXP I Trust, its sole general partner

By:
Name:	Joseph S. Bonventre
Title:	Vice President

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LEXINGTON ACQUIPORT COMPANY, LLC
LEXINGTON DUNCAN MANAGER LLC
LEXINGTON MLP WESTERVILLE MANAGER LLC
LEXINGTON LAC LENEXA GP LLC
LEXINGTON COLUMBUS GP LLC
LEX WESTERVILLE GP LLC
LEX ROCK HILL GP LLC
LEXINGTON ALLEN MANAGER LLC
LEX CHILLICOTHE GP LLC
LEXINGTON LAKEWOOD MANAGER LLC
LEXINGTON MILLINGTON MANAGER LLC
ACQUIPORT 550 MANAGER LLC
ACQUIPORT 600 MANAGER LLC
ACQUIPORT WINCHESTER MANAGER LLC
LEXINGTON BRISTOL GP LLC
LEXINGTON DULLES MANAGER LLC
LEXINGTON FLORENCE MANAGER LLC
LEXINGTON FORT STREET TRUSTEE LLC
LEXINGTON HONOLULU MANAGER LLC
LEXINGTON SOUTHFIELD LLC
LEXINGTON TOY TRUSTEE LLC
LEXINGTON OLIVE BRANCH MANAGER LLC
LEXINGTON LAKE FOREST MANAGER LLC
LEXINGTON WALLINGFORD MANAGER LLC
LEXINGTON HIGH POINT MANAGER LLC
LEXINGTON COLLIERVILLE MANAGER LLC
LEXINGTON LOUISVILLE MANAGER LLC
LEXINGTON TNI WESTLAKE MANAGER LLC
LEXINGTON SHELBY GP LLC
LEXINGTON TAMPA GP LLC
LEX GP HOLDING LLC
LEX ST. JOSEPH GP LLC

By:     LRA Manager Corp., each of their manager

By:
Name:	Joseph S. Bonventre
Title:	Vice President

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NEWKIRK ALTENN GP LLC
NEWKIRK AVREM GP LLC
NEWKIRK BASOT GP LLC
NEWKIRK CAROLION GP LLC
NEWKIRK CLIFMAR GP LLC
NEWKIRK DALHILL GP LLC
NEWKIRK ELWAY GP LLC
NEWKIRK GERSANT GP LLC
NEWKIRK JACWAY GP LLC
NEWKIRK JLE WAY GP LLC
NEWKIRK JOHAB GP LLC
NEWKIRK LANMAR GP LLC
NEWKIRK LIROC GP LLC
NEWKIRK SALISTOWN GP LLC
NEWKIRK SUNWAY GP LLC
NEWKIRK SUPERWEST GP LLC
NEWKIRK WALANDO GP LLC
NEWKIRK WASHTEX GP LLC
LEXINGTON ACQUIPORT SIERRA LLC
LEX-PROPERTY HOLDINGS LLC
NK-ODW/COLUMBUS PROPERTY MANAGER LLC
NK-LUMBERTON PROPERTY MANAGER LLC
NK-CINN HAMILTON PROPERTY MANAGER LLC
LSAC CROSSVILLE MANAGER LLC
LEXINGTON WAXAHACHIE MANAGER LLC
NEWKIRK MLP UNIT LLC
MLP UNIT PLEDGE GP LLC
LEXINGTON LION CARY GP LLC
LEXINGTON BULVERDE MANAGER LLC
LEXINGTON CENTENNIAL MANAGER LLC
LEXINGTON LION PLYMOUTH GP LLC
LEX JESSUP GP LLC

By:     LRA Manager Corp., each of their manager

By:
Name:	Joseph S. Bonventre
Title:	Vice President

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LEXINGTON REALTY ADVISORS, INC.

By:
Name:	Joseph S. Bonventre
Title:	Vice President

LEXINGTON DURHAM INC.

By:
Name:	Joseph S. Bonventre
Title:	Vice President

MLP UNIT PLEDGE L.P.

By:     MLP Unit Pledge GP LLC, its sole general partner

By:     LRA Manager Corp., its manager

By:
Name:	Joseph S. Bonventre
Title:	Vice President

LEXINGTON/LION VENTURE L.P.

By:     LXP GP LLC, its sole general partner

By:     LRA Manager Corp., its manager

By:
Name:	Joseph S. Bonventre
Title:	Vice President

LEX LP-1 TRUST

By:
Name:	Joseph S. Bonventre
Title:	Vice President

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[Signature Page to Guarantor Acknowledgement for Lexington Realty Trust et al.]

LSAC GENERAL PARTNER LLC

By:     LRA Manager Corp., its manager

By:
Name:	Joseph S. Bonventre
Title:	Vice President

LXP I TRUST

By:
Name:	Joseph S. Bonventre
Title:	Vice President

LXP GP LLC

By:    LRA Manager Corp., its manager

By:
Name:	Joseph S. Bonventre
Title:	Vice President

ACQUIPORT SIERRA MANAGER CORP.

By:
Name:	Joseph S. Bonventre
Title:	Vice President